SERVICING AGREEMENT

NATIONAL CITY BANK
Servicer

CITIGROUP HELOC TRUST 2006-NCB1
Issuer

CITIBANK, N.A.,
Securities Administrator

AND

U.S. BANK NATIONAL ASSOCIATION,
Indenture Trustee

Dated as of May 23, 2006

Adjustable Rate HELOCs

SERVICING AGREEMENT

This is a SERVICING AGREEMENT (the “Agreement”), dated as of May 23, 2006, by and among Citigroup HELOC Trust 2006-NCB1 (the “Issuer”), Citibank, N.A. (“the “Securities Administrator”), U.S. Bank National Association (the “Indenture Trustee”) and National City Bank, having an office at 1900 E. Ninth Street, Cleveland, Ohio 44114 (the “Servicer”).

W I T N E S S E T H :

WHEREAS, Citigroup Global Markets realty Group (the “Seller”) will sell the HELOCs to Citigroup Mortgage Loan Trust Inc. (the “Depositor”) pursuant to the terms of a HELOC Purchase Agreement, dated May 23, 2006 among the Seller, the Depositor and National City Bank as Originator.

WHEREAS, the Depositor will sell the HELOCs to Citigroup HELOC Trust 2006-NCB1, a Delaware statutory trust (the “Issuer”) pursuant to a Trust Agreement, dated as of May 12, 2006, as amended and restated on May 23, 2006, (the “Trust Agreement”), among the Depositor, Wilmington Trust Company (not in its individual capacity, but solely as Owner Trustee of the Issuer) and Citibank, N.A. (the “Securities Administrator”).

WHEREAS, the Issuer will issue a single series of HELOC-backed notes designated as Series 2006-NCB1 (the “Notes”). The Notes will consist of five classes of notes. The Issuer, pursuant to an Indenture, dated as of May 23, 2006 (the “Indenture”), among the Issuer, the Securities Administrator and the Indenture Trustee, will pledge the HELOCs to the Indenture Trustee and issue the Notes and the Certificates will be issued pursuant to the Trust Agreement (the “Certificates”).

WHEREAS, the Issuer desires the servicing of the HELOCs to be provided by National City Bank pursuant to this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS.

For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

Accepted Servicing Practices: With respect to any HELOC, those loan servicing practices (including collection procedures) which, as of any particular date, follow the policies and procedures that Servicer applies to substantially similar HELOCs serviced for Servicer’s own account and for the accounts of Servicer’s Affiliates and which, in the Servicer’s opinion, follow the loan servicing practices of prudent lending institutions which service HELOCs of the same type as such HELOC in the jurisdiction where the related Mortgaged Property is located which shall be in compliance with all applicable laws and regulations and the terms of the HELOC Documents.

Additional Balance: With respect to any HELOC, any Draw made by the related Mortgagor pursuant to the related Loan Agreement on and after the Cut-off Date.

Adjustment Date: With respect to each HELOC, the date set forth in the related Loan Agreement on which the Mortgage Interest Rate on such HELOC is adjusted in accordance with the terms of the related Loan Agreement.

Affiliate: A Person controlled by or under common control with a Person. Control exists when a Person owns or controls more than 50% of another Person.

Agreement: This Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

Amortization Period: With respect to any HELOC, the period of time subsequent to the Draw Period during which the borrower is obligated to make Minimum Monthly Payments equal to interest accrued on the Principal Balance plus an amount sufficient to amortize the unpaid Principal Balance of the HELOC over its remaining term as provided in the related Loan Agreement.

Appraised Value: The value set forth in an appraisal or AVM made in connection with the origination of the related HELOC as the value of the related Mortgaged Property.

Assignment of Mortgage: With respect to each HELOC, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Issuer.

Billing Cycle: With respect to any HELOC and Due Date, the billing cycle specified in the related Loan Agreement.

Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of Ohio or the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date: May 23, 2006.

Code: The Internal Revenue Code of 1986, or any successor statute thereto.

Combined Loan-to-Value Ratio or CLTV: With respect to any second lien HELOC, the sum of the Credit Limit of such HELOC and the outstanding principal balance of any related First Lien, divided by the lesser of the Appraised Value of the Mortgaged Property as of the origination date or the purchase price of the Mortgaged Property.

Commission: The United States Securities and Exchange Commission.

Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

Credit Limit: With respect to any HELOC, the maximum dollar amount of Draws permitted under the terms of the related Loan Agreement.

Credit Score: The credit score for each HELOC shall be the credit scores as provided in Servicer’s Underwriting Standards obtained at origination or such other time by the Servicer. When there is more than one applicant, the lowest of the applicants’ Credit Scores will be used. There is only one (1) score for any loan regardless of the number of borrowers and/or applicants. The minimum Credit Score for each HELOC will be in accordance with the Servicer’s Underwriting Standards.

Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled “National City Bank, as servicer for U.S. Bank National Association, as indenture trustee for the holders of Citigroup HELOC Trust 2006-NCB1, HELOC-Backed Notes, Series 2006-NCB1.” The Custodial Account shall initially be established at National City Bank.

Custodial Agreement: The agreement, dated as of May 23, 2006, between the Servicer and the Custodian governing the retention of the originals of each Loan Agreement, Mortgage, Assignment of Mortgage and other HELOC Documents.

Custodian: National City Bank, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

Cut-off Date: May 1, 2006.

Defaulted HELOC: A HELOC where: (a) either (i) the Mortgagor failed to make a Minimum Monthly Payment or other payment owed under the Loan Agreement when the same was due and payable, unless the Servicer has agreed to postpone such Minimum Monthly Payment or other payment, or (ii) the Mortgagor has failed to perform a covenant or obligation under the Loan Agreement or the Mortgage, and (b) such failure to pay or default has continued beyond any applicable grace period.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Distribution Date: The 13th day of each month, commencing on the 13th day of the month next following the month in which the related Cut-off Date occurs, or if such 13th day is not a Business Day, the first Business Day immediately preceding such 13th day.

Draw: With respect to any HELOC, a borrowing by the Mortgagor as permitted under the related Loan Agreement.

Draw Period: With respect to each HELOC, the period commencing after the date of origination of such HELOC, during which the related Mortgagor is permitted to make Draws. A Draw Period shall be ten (10) years; provided that, with respect to any HELOC which is secured by a Mortgaged Property which is located in the State of Connecticut shall be 9 years and 10 months.

Due Date: With respect to each Distribution Date, the day of the calendar month on which the Minimum Monthly Payment is due on a HELOC, exclusive of any days of grace.

Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust Servicer the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust Servicer that is the principal subsidiary of a holding Servicer, the short-term unsecured debt obligations of such holding Servicer) are rated A-1 by S&P or Prime-1 by Moody’s at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust Servicer acting in its fiduciary capacity. Eligible Accounts may bear interest.

Equity: With respect to any second lien HELOC, the Appraised Value, less the unpaid principal balance of the related First Lien.

Equity Loan-to-Value: With respect to any second lien HELOC, the original principal balance of such HELOC, divided by the Equity.

Event of Default: Any one of the events enumerated in Section 15.01.

Exchange Act: The Securities Exchange Act of 1934, as amended.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC: Freddie Mac or any successor thereto.

Final Recovery Determination: With respect to any Defaulted HELOC or any REO Property (other than a HELOC or REO Property purchased by the Servicer pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

First Lien: With respect to any second lien HELOC, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

FNMA: Fannie Mae or any successor thereto.

Gross Margin: With respect to any HELOC, the fixed percentage amount set forth in the related Loan Agreement and the related HELOC Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Loan Agreement to determine the new Mortgage Interest Rate for such HELOC.

HELOC: An individual HELOC which is the subject of this Agreement, including any Additional Balances with respect thereto, each HELOC originally sold and subject to this Agreement being identified on the HELOC Schedule, which HELOC includes without limitation the Mortgage File, the Minimum Monthly Payments, Principal Prepayments (including any Prepayment Charges and Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such HELOC, excluding replaced or repurchased HELOCs.

HELOC Documents: The documents listed in Section 2 of the Custodial Agreement pertaining to any HELOC.

HELOC Schedule: The schedule of HELOCs to be annexed hereto as Schedule I (or a supplement thereto) on the Closing Date for the HELOCs delivered on the Closing Date in both hard copy and floppy disk, such schedule setting forth the following information with respect to each HELOC:

1.	the Servicer’s HELOC identifying number;

2.	the Mortgagor’s name;

3.	the street address of the Mortgaged Property including the state and zip code;

4.	a code indicating whether the Mortgaged Property is owner-occupied;

5.	the type of residential property constituting the Mortgaged Property;

6.
the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

7.	with respect to each second lien HELOC, the Combined Loan-to-Value Ratio and the Equity Loan-to-Value Ratio, each at origination and as of the Cut-off Date;

8.	the Mortgage Interest Rate at origination and as of the Cut-off Date;

9.	the HELOC origination date;

10.	the paid through date;

11.	the stated maturity date of the HELOC and of the First Lien;

12.	the amount of the Minimum Monthly Payment as of the Cut-off Date;

13.	the original principal amount of the HELOC and, if applicable, the principal balance of the related First Lien as of the date of origination of the HELOC;

14.	the Principal Balance of the HELOC and, if applicable, the principal balance of the related First Lien as of the Cut-off Date;

15.	a code indicating the purpose of the HELOC (i.e., purchase, rate and term refinance, equity take-out refinance);

16.	a code indicating the documentation style (i.e., full, alternative or reduced);

17.	the number of times during the twelve (12) month period preceding the Closing Date that any Minimum Monthly Payment has been received thirty (30) or more days after its Due Date;

18.	the date on which the first payment is due;

19.	a code indicating the Credit Score of the Mortgagor at the time of origination of the HELOC;

20.	a code indicating the credit grade and specific loan/underwriting program of each HELOC as assigned by the Servicer pursuant to the Underwriting Standards;

21.	the first Adjustment Date and the Adjustment Date frequency;

22.	the Gross Margin;

23.	the Maximum Mortgage Interest Rate under the terms of the Loan Agreement;

24.	the Minimum Mortgage Interest Rate under the terms of the Loan Agreement;

25.	the first Adjustment Date immediately following the Cut-off Date;

26.	a code indicating whether the HELOC is a first or second lien HELOC;

27.	the Index;

28.	Credit Limit;

29.	Draw Period;

30.	Amortization Period;

31.	Debt to Income Ratio;

32.	the Due Date; and

33.	a code indicating whether or not the HELOC is the subject of a Prepayment Charge as well as the terms of the Prepayment Charge.

With respect to the HELOCs in the aggregate, the HELOC Schedule shall set forth the following information, as of the Cut-off Date, unless otherwise specified:

(1) the number of HELOCs;

(2) the current aggregate principal balance of the HELOCs and the aggregate Credit Limit;

(3) the weighted average Mortgage Interest Rate of the HELOCs;

(4) the weighted average original months to maturity of the HELOCs and the weighted average remaining months to maturity of the HELOCs.

HUD: The United States Department of Housing and Urban Development or any successor thereto.

Index: With respect to any HELOC, the index identified on the HELOC Schedule and set forth in the related Loan Agreement for the purpose of calculating the interest rate thereon.

Insurance Proceeds: With respect to each HELOC, proceeds of insurance policies insuring the HELOC or the related Mortgaged Property.

Insured Securities: The Citigroup HELOC Trust 2006-NCB1, HELOC-Backed Securities, Series 2006-NCB1, Class A Notes and Class N Certificates.

Insurer: Ambac Assurance Corporation, a Wisconsin stock insurance corporation or its successor in interest.

Insurer Default: The existence and continuance of any of the following: (a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b) the Insurer (i) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors, or (iii) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (c) a court of competent jurisdiction, the New York insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted HELOC through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

Loan Agreement: With respect to any HELOC, the credit line account agreement executed by the related Mortgagor and any amendment or modification thereof.

Loan-to-Value Ratio or LTV: With respect to any first lien HELOC, the Credit Limit of such HELOC, divided by the lesser of (1) the Appraised Value of the Mortgaged Property as of the date of origination or (2) the purchase price of the Mortgaged Property.

Majority Holder: The Insurer, so long as so long as an Insured Security is outstanding or any amounts are due and owing to the Insurer under the Indenture and an Insurer Default has not occurred and is continuing, or, if no Insured Security is outstanding and no amounts are due and owing to the Insurer under the Indenture or if an Insurer Default has occurred and is continuing, the Holder or Holders of in excess of 50% of the Voting Rights.

Maximum Mortgage Interest Rate: With respect to each HELOC, a rate that is set forth on the related HELOC Schedule and in the related Loan Agreement and is the maximum interest rate to which the Mortgage Interest Rate on such HELOC may be increased on any Adjustment Date.

Minimum Monthly Payment: With respect to any HELOC and any month, the minimum amount required to be paid by the related Mortgagor in that month.

Minimum Mortgage Interest Rate: With respect to each HELOC, a rate that is set forth on the related HELOC Schedule and in the related Loan Agreement and is the minimum interest rate to which the Mortgage Interest Rate on such HELOC may be decreased on any Adjustment Date.

Moody’s: Moody’s Investors Service, Inc. or its successor in interest.

Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on Mortgaged Property securing the Loan Agreement.

Mortgage Interest Rate: With respect to each HELOC, the annual rate that interest accrues on such HELOC from time to time in accordance with the provisions of the related Loan Agreement.

Mortgaged Property: The Mortgagor’s real property securing repayment of a related Loan Agreement, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor: The obligor on a Loan Agreement, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor’s or mortgagor’s successor’s in title to the Mortgaged Property.

Net Mortgage Rate: With respect to any HELOC (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such HELOC minus the Servicing Fee Rate.

Officer’s Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

Person: An individual, corporation, limited liability Servicer, partnership, joint venture, association, joint-stock Servicer, trust, unincorporated organization or government or any agency or political subdivision thereof.

Policy: The Financial Guaranty Insurance Policy No. AB0995BE issued by the Insurer in

Principal Balance: As to each HELOC, (i) the principal balance of such HELOC on a specific date as specified in this Agreement after giving effect to payments of principal received on or before such date, plus (ii) any Additional Balances in respect of such HELOC on such date, minus (iii) all amounts previously distributed to the Securities Administrator with respect to the HELOC representing payments or recoveries of principal or advances in lieu thereof.

Principal Prepayment: Any payment or other recovery of principal on a HELOC which is received in advance of its scheduled Due Date, including any Prepayment Charge, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Qualified Correspondent: Any Person from which the Servicer purchased HELOCs, provided that the following conditions are satisfied: (i) such HELOCs were originated pursuant to an agreement between the Servicer and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Servicer, in accordance with underwriting guidelines designated by the Servicer (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such HELOCs were in fact underwritten as described in clause (i) above and were acquired by the Servicer within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such HELOCs were originated, used by the Servicer in origination of mortgage loans of the same type as the HELOCs for the Servicer’s own account or (y) the Designated Guidelines were, at the time such HELOCs were underwritten, designated by the Servicer on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Servicer; and (iv) the Servicer employed, at the time such HELOCs were acquired by the Servicer, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Servicer. For the avoidance of doubt, a “Qualified Correspondent” includes a “table broker” or mortgage lender that originates loans underwritten and funded by the Servicer or an Affiliate of the Servicer.

Qualified Insurer: An insurance Servicer duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by FHLMC and whose claims paying ability is rated in the two highest rating categories by Best’s with respect to hazard and flood insurance.

Rate/Term Refinancing: A Refinanced HELOC, the proceeds of which are not in excess of the existing first HELOC on the related Mortgaged Property and related closing costs, and were used exclusively to satisfy the then existing first HELOC of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

Refinanced HELOC: A HELOC the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions: Provisions of the federal income tax law relating to REMIC’s, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled “National City Bank, as servicer for U.S. Bank National Association, as indenture trustee for the holders of Citigroup HELOC Trust 2006-NCB1, HELOC-Backed Notes, Series 2006-NCB1”.

REO Disposition: The final sale by the Servicer of any REO Property.

REO Property: A Mortgaged Property acquired as a result of the liquidation of a HELOC.

Repurchase Price: With respect to any HELOC, a price equal to (i)(A) prior to the Reconstitution Date with respect to such HELOC, the product of the Principal Balance of such HELOC on the date of repurchase times the greater of (x) the Purchase Price percentage as stated in the related Confirmation and (y) 100%, and (B) thereafter, the Principal Balance of such HELOC on the date of repurchase, plus (ii) interest on such Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor to the date of repurchase, less amounts received in respect of such repurchased HELOC which are being held in the Custodial Account for distribution in connection with such HELOC, plus (iii) any unreimbursed servicing advances and any unpaid servicing fees allocable to such HELOC paid by any party other than the Servicer, plus (iv) any costs and expenses incurred by the Issuer, the Servicer, the Securities Administrator or the Indenture Trustee in respect of the breach or defect giving rise to the repurchase obligation including, without limitation, any costs and damages incurred by any such party in connection with any violation by any such HELOC of any predatory or abusive lending law.

Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, or (iii) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the HELOCs directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the HELOCs.

Servicer Termination Test: With respect to any Distribution Date, the Servicer Termination Test will be failed if in the case of any Distribution Date indicated below, the cumulative amount of Realized Losses (net of any Subsequent Recoveries deemed to have reduced such amount of Realized Losses) incurred on the HELOCs has exceeded the indicated percentage of the aggregate Stated Principal Balance of the HELOCs as of the Cut-off Date:

Distribution Date	Percentage of aggregate Stated Principal Balance of the HELOCs as of the Cut-off Date
June 2006 through May 2007	1.25%
June 2007 through May 2008	2.25%
June 2008 through May 2009	3.00%
June 2009 through May 2010	3.25%
June 2010 and subsequent Distribution Dates	3.50%

Servicing Advances: All customary, reasonable and necessary “out-of-pocket” costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a HELOC, including foreclosure actions and (iii) the management and liquidation of REO Property.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: With respect to each HELOC, the amount of the annual servicing fee payable to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the unpaid principal balance of the HELOC. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a HELOC is computed. The Servicing Fee payable to the Servicer is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 2.05) of the Monthly Payments collected by the Servicer, or as otherwise provided under Section 2.05.

Servicing Fee Rate: The per annum rate at which the Servicing Fee accrues, which rate shall be 0.50% per annum.

Servicing File: With respect to each HELOC, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Indenture Trustee or the Custodian and copies of the HELOC Documents set forth in Section 2 of the Custodial Agreement and in System Records.

S&P: Standard & Poor’s Ratings Group or its successor in interest.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of HELOCs but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to HELOCs under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services HELOCs on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term “Subservicer” shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Issuer or an investor in a Securitization Transaction nor any “back-up Servicer” or Trustee performing servicing functions on behalf of a Securitization Transaction.

Sub-Servicing Agreement: The written contract between the Servicer and a Subservicer relating to servicing and administration of certain HELOCs as provided in Section 2.26 of this Agreement.

System Records: As to a HELOC, all accounting information, reports, books, records, statements and data regularly maintained by the Servicer in its capacity as servicer, as custodian for Principal, for the HELOCs on electronic information and accounting systems or electronic storage media, separately specifying or accounting for the HELOCs, including, without limitation, imaged documents evidencing the terms of such HELOCs and its underwriting, origination and servicing prior to the commencement of HELOC servicing.

ARTICLE II

Section 2.01  Servicer to Act as Servicer.

The Servicer, as an independent contract servicer, shall service and administer the HELOCs in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any HELOC or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is in accordance with Accepted Servicing Practices; provided, however, that the Servicer shall not, without consent of Insurer, permit any modification with respect to any HELOC that would change the Mortgage Interest Rate except as provided in the Loan Agreement, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding Principal Balance or the Credit Limit (except with the Mortgagor's consent or as required by Section 2.28 and except for actual payments of principal), increase the Credit Limit, extend the Draw Period or final maturity date on such HELOC or refinance the HELOC for the Issuer.

Notwithstanding the foregoing, the Servicer is permitted to make a modification, waiver or amendment of a HELOC as described below.

The Servicer is permitted to consent to the placement of a lien senior to that of any mortgage on a mortgage property related to a HELOC if (i) that new senior mortgage lien secures a mortgage loan that refinances an existing first mortgage loan, and (ii) the combined loan-to-value ratio of the new mortgage loan does not exceed the combined loan-to-value ratio as of the initial cut-off date of the mortgage loan to be replaced.

The Servicer is permitted to increase the credit limit on any HELOC at any time if (i) a new appraisal is obtained and the combined loan-to-value ratio of the HELOC after giving effect to the increase will not be greater than its combined loan-to-value ratio as of the relevant cut-off date, (ii) the increase is consistent with the Servicer’s underwriting policies, and (iii) either the related Loan Agreement allows the borrower to unilaterally increase the credit limit, the credit limit increase is made within 90 days of the cut-off date, or the Servicer purchases the HELOC from the Issuer.

In addition, the Servicer is permitted to agree to changes in the terms of a HELOC (other than changes referred to above) at the request of the Mortgagor at any time if the changes (i) do not materially and adversely affect the interests of the Notes or the Insurer, (ii) are consistent with prudent and customary business practice, and (iii) do not cause certain adverse tax consequences.

In addition, the Servicer is permitted to solicit Mortgagors to change any other terms of the related HELOCs at any time if the changes (i) do not materially and adversely affect the interests of the holders of the Notes or the Insurer, (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by an officer of the Servicer, and (iii) do not cause certain adverse tax consequences.

Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, the Issuer and the Indenture Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the HELOCs and with respect to the Mortgaged Property. If reasonably required by the Servicer, the Securities Administrator, the Issuer or the Indenture Trustee, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

In servicing and administering the HELOCs, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering HELOCs for its own account giving due consideration to Accepted Servicing Practices and the Issuer’s reliance on the Servicer.

Section 2.02  Collection of HELOC Payments.

Continuously from the date hereof until the principal and interest on all HELOCs are paid in full, the Servicer shall proceed diligently to collect all payments due under each HELOC when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to HELOCs comparable to the HELOCs and held for its own or its Affiliates' account.

Section 2.03  Realization Upon Defaulted HELOCs.

(a)  The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 2.01. The Servicer shall use its best efforts to realize upon Defaulted HELOCs in such a manner as is in accordance with Accepted Servicing Practices, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $5,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related HELOC to Noteholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 2.05. In the event that any payment due under any HELOC is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the HELOC and such failure continues beyond any applicable grace period, the Servicer shall take action pursuant to Accepted Servicing Practices. The Servicer shall commence foreclosure proceedings in accordance with Accepted Servicing Practices. The Servicer shall notify the Issuer and the Securities Administrator in writing of the commencement of foreclosure proceedings. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 2.05.

(b)  Servicer shall have no obligation to take any action with respect to the presence of toxic or hazardous substances on the related Mortgaged Property.~~.~~

(c)  Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any HELOC, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Section 2.05(iii); second, to accrued and unpaid interest on the HELOC, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the HELOC. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such HELOC, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 2.05(iii).

(d)  With respect to any HELOC, if Servicer determines that no significant recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property, it will be obligated to charge off the related HELOC no later than the time such HELOC becomes 180 days delinquent (each such HELOC, a “Charged-off Loan”). Once a HELOC has been charged off, Servicer will not be entitled to any additional servicing compensation, and Servicer will follow the procedures described below.

Servicer will not be entitled to any Servicing Fees or reimbursement of expenses in connection with any Charged Off Loans except to the extent of funds available from the aggregate amount of recoveries on such Charged Off Loan which may be paid to Servicer in respect of any accrued and unpaid Servicing Fees. Servicer will only be entitled to previously accrued Servicing Fees on any such Charged Off Loans and will not be entitled to receive any future unaccrued Servicing Fees or expenses from collections on such Charged Off Loans. Any recoveries on such Charged Off Loans (net of any such previously accrued and unpaid Servicing Fees) will be treated as Liquidation Proceeds distributable to the Securities Administrator.

The Servicer may designate any servicer to service any such Charged Off Loan and may sell any such Charged Off Loan to a third party.

Section 2.04  Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each HELOC separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 1.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than (a) in respect of principal and interest on the HELOCs due on or before the Cut-off Date and (b) with respect to any Collection Period after the Managed Amortization Period, the RAP Draw Repayment Amount and the interest portion of any RAP Draw Repayment Amount for each Payment Date:

(i)  all payments on account of principal on the HELOCs;

(ii)  all payments on account of interest on the HELOCs;

(iii)  all Liquidation Proceeds;

(iv)  all Insurance Proceeds including amounts required to be deposited pursuant to Sections 2.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, the loan documents or applicable law;

(v)  [Reserved];

(vi)  all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, the loan documents or applicable law;

(vii)  all proceeds of any HELOC repurchased in accordance with the HELOC Purchase Agreement;

(viii)  any amounts required to be deposited by the Servicer pursuant to Section 2.10 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor;

(ix)  any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 2.13; and

(x)  any amounts required to be deposited in the Custodial Account pursuant to Sections 2.19 or 2.20.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, to the extent permitted by Section 2.01, need not be deposited by the Servicer in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05(iii). The Servicer shall give notice to the Securities Administrator, the Indenture Trustee and the Insurer of the location of the Custodial Account when established and prior to any change thereof.

If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Servicer shall, on or before twelve o’clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts on deposit therein, net of amounts payable or reimburseable to the Servicer, and remit such amounts to the Securities Administrator by wire transfer of immediately available funds.

Section 2.05  Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)  to make distributions to the Securities Administrator, for the benefit of Securityholders, in the amounts and in the manner provided for in Section 2.14;

(ii)  to reimburse itself for any amounts deposited in the Custodial Account in error;

(iii)  to reimburse itself for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any HELOC being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the HELOC, it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Issuer, except that, where the Servicer is also the Originator and required to repurchase a HELOC, pursuant to the HELOC Purchase Agreement, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Securities Administrator on behalf of the Issuer and the Indenture Trustee of the Repurchase Price pursuant to the HELOC Purchase Agreement and all other amounts required to be remitted to the Securities Administrator on behalf of the Issuer and the Indenture Trustee with respect to such HELOCs;

(iv)  to pay to itself pursuant to Section 2.22 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payments or recovery as to interest on the HELOCs;

(v)  to pay to itself with respect to each HELOC that has been repurchased pursuant to the HELOC Purchase Agreement all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

(vi)  to fund Additional Balances created during any Collection Period occurring during the Managed Amortization Period with Principal Collections received and on deposit in the Custodial Account during such Collection Period;

(vii)  to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any HELOC pursuant to Section 2.03(b), but only to the extent of amounts received in respect of the HELOCs to which such expense is attributable; and

(viii)  to clear and terminate the Custodial Account on the termination of this Agreement.

The Servicer shall keep and maintain separate accounting, on a HELOC by HELOC basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (vii) above. The Servicer shall provide written notification in the form of an Officers' Certificate to the Securities Administrator, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (vi) above.

Section 2.06  Reserved.

Section 2.07  Reserved.

Section 2.08  Reserved.

Section 2.09  Transfer of Accounts.

The Servicer may transfer the Custodial Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Insurer, which consent shall not be unreasonably withheld. In any case, the Custodial Account shall be an Eligible Account.

Section 2.10  Maintenance of Hazard Insurance.

If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the HELOC or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Servicer also shall maintain on any REO Property, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 2.04, any amounts collected by the Servicer under any insurance policy maintained by the Mortgagor may be applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the HELOC. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies which are not in compliance with applicable law and the related Loan Agreement.

Section 2.11  [Reserved.]

Section 2.12  Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with responsible coverage of all officers, employees or other persons acting in any capacity with regard to the HELOCs who handle funds, money, documents or papers relating to the HELOCs. The fidelity bond and errors and omissions insurance policy shall be in the form of the Mortgage Banker’s Blanket Bond or acceptable equivalents and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such officers, employees and other persons. Such fidelity bond and errors and omissions insurance policy shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a HELOC without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.12 shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage, insurer, Best's ratings and maximum deductibles under such fidelity bond and errors and omissions insurance policies shall be consistent with Accepted Servicing Practices. The Servicer shall provide the Insurer (upon reasonable request) with any copies of such insurance policies and fidelity bond.

Section 2.13  Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Securities Administrator. Any Person or Persons holding such title other than the Indenture Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Indenture Trustee.

The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Securities Administrator. The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives appropriate notice to the Securities Administrator, that a longer period is necessary for the orderly liquidation of such REO Property. Notwithstanding the foregoing, such REO Property shall be disposed of before the close of the third taxable year following the taxable year in which the HELOC became an REO Property, unless the Servicer provides to the Issuer, the Indenture Trustee and the Securities Administrator an opinion of counsel to the effect that the holding of such REO Property subsequent to the close of the third taxable year following the taxable year in which the HELOC became an REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause any REMIC to fail to qualify as a REMIC at any time that certificates are outstanding. Servicer shall manage, conserve, protect and operate each such REO Property for the securityholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by Servicer, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, Servicer shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

With respect to each REO Property, the Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non-interest bearing demand account, unless an Opinion of Counsel is obtained by the Servicer to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the HELOCs and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Servicer or, with the prior consent of the Rating Agencies, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit 1 hereto. An original of such letter agreement shall be furnished to any Rating Agency upon request.

The Servicer shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 hereof and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Distribution Date, the Servicer shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

The Servicer shall furnish to the Securities Administrator and the Insurer on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Securities Administrator shall reasonably request. Together with such statement, the Servicer shall furnish to the Securities Administrator a statement covering the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.

Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in accordance with Accepted Servicing Practices and in the best interests of Securityholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account prior to the next following Distribution Date for distribution on such Distribution Date in accordance with Section 2.14.

Section 2.14  Distributions.

On each Distribution Date, the Servicer shall distribute to the Securities Administrator all amounts credited to the Custodial Account as of the close of business on the preceding Business Day, net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05.

All distributions made to the Securities Administrator on each Distribution Date shall be made by wire transfer of immediately available funds to the Payment Account.

With respect to any remittance received by the Securities Administrator on or after the second Business Day following the Business Day on which such payment was due, the Servicer shall remit to the Securities Administrator interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Securities Administrator on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 2.15  Remittance Reports.

No later than the seventh Business Day of each month, the Servicer shall furnish to the Securities Administrator a computer tape containing, and a hard copy of, the monthly data. On each Distribution Date, the Servicer shall deliver to the Securities Administrator by telecopy (or by such other means as the Servicer and the Securities Administrator may agree from time to time) a computer tape containing, and a hard copy of, the determination data with respect to such Distribution Date, together with such other information with respect to the HELOCs as the Securities Administrator may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions(the “Remittance Report”). On the same date, the Servicer shall forward to the Securities Administrator by overnight mail a computer readable magnetic tape containing the information set forth in the Remittance Report with respect to such Distribution Date.

Section 2.16  Statements to the Securities Administrator.

Not later than fifteen days after each Distribution Date, the Servicer shall forward to the Securities Administrator or its designee and the Insurer a statement prepared by the Servicer setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Section 2.04 and each category of withdrawal specified in Section 2.05.

In addition, not more than sixty days after the end of each calendar year, the Servicer shall furnish to each Person who was the Securities Administrator at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) listing of the principal balances of the HELOCs outstanding at the end of such calendar year.

The Servicer shall provide to Securities Administrator the information necessary for Securities Administrator to prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Securities Administrator pursuant to any applicable law with respect to the HELOCs and the transactions contemplated hereby. In addition, the Servicer shall provide the Securities Administrator with such information concerning the HELOCs as is necessary for the Securities Administrator to prepare the federal income tax return of the REMIC as the Securities Administrator may reasonably request from time to time.

Section 2.17  Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 2.02, with respect to any REO Property, the Servicer shall furnish to the Securities Administrator and the Insurer a statement covering the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Securities Administrator shall reasonably request.

Section 2.18  Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Securities Administrator pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Securities Administrator a liquidation report with respect to such Mortgaged Property.

Section 2.19  [Reserved].

Section 2.20  Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any HELOC, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Securities Administrator by a certification of a servicing officer of the Servicer (a “Servicing Officer”), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 2.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the HELOC and delivery to it of the portion of the Mortgage File held by the Custodian. Upon receipt of such certification and request, the Custodian pursuant to the Custodial Agreement, shall promptly release the related mortgage documents to the Servicer and the Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Custodian.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Issuer or the Indenture Trustee may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Securities Administrator the then outstanding principal balance of the related HELOC by deposit thereof in the Custodial Account. Thereupon the Securities Administrator and the Indenture Trustee shall take all necessary actions to reassign any interest that the Issuer may have in the HELOC to Servicer.

From time to time and as appropriate for the servicing or foreclosure of the HELOC, the Indenture Trustee, or the Custodian on its behalf, shall, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Indenture Trustee, or the Custodian on its behalf, to the Servicer. Such servicing receipt shall obligate the Servicer to return the related Mortgage documents to the Custodian when the need therefor by the Servicer no longer exists, unless the HELOC has been liquidated and the Liquidation Proceeds relating to the HELOC have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee, or the Custodian on its behalf, a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such HELOC was liquidated, the servicing receipt shall be released by the Custodian to the Servicer.

Section 2.21  [Reserved].

Section 2.22  Servicing Compensation.

As compensation for its services hereunder, the Servicer shall, subject to Section 2.04(iv), be entitled to withdraw from the Custodial Account or to retain from interest payments on the HELOCs the amounts provided for as the Servicer’s Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Section 2.19, and late payment charges and similar ancillary servicing compensation shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

Section 2.23  Notification of Adjustments.

On each Adjustment Date, the Servicer shall make interest rate adjustments for each HELOC in compliance with the requirements of the related Mortgage and Loan Agreement. The Servicer shall execute and deliver the notices required by each Mortgage and Loan Agreement regarding interest rate adjustments. The Servicer also shall provide timely notification to the Securities Administrator of all applicable data and information regarding such interest rate adjustments and the Servicer’s methods of implementing such interest rate adjustments. Upon a claim by a Mortgagor or the Securities Administrator that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Loan Agreement and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor. To the extent that the related Index is no longer available, the Servicer shall, in its reasonable discretion, determine a replacement Index in accordance with applicable law and Accepted Servicing Practices.

Section 2.24  Servicer Compliance Statement.

On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Securities Administrator, the Insurer and the Depositor a statement of compliance addressed to the Securities Administrator and the Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 2.25  Report on Assessment of Compliance and Attestation.

(i)  On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

1.  deliver to the Securities Administrator, the Insurer and the Depositor a report (in form and substance reasonably satisfactory to the Securities Administrator and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Securities Administrator and the Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified in Exhibit 4 hereto on a certification substantially in the form of Exhibit 3 hereto delivered to the Securities Administrator concurrently with the execution of this Agreement;

2.  deliver to the Securities Administrator, the Insurer and the Depositor a report of a registered public accounting firm reasonably acceptable to the Securities Administrator and the Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

3.  cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 2.29 to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Securities Administrator and the Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section; and

4.  deliver to the Securities Administrator, the Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of the Depositor a certification in the form attached hereto as Exhibit 3; provided that, except to the extent legally required, such certification delivered by the Servicer may not be filed as an exhibit to, or included in, any offering document or registration statement.

The Servicer acknowledges that the parties identified in clause (i)(4) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Securities Administrator nor any Depositor will request delivery of a certification under clause (i)(4) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to Issuer and the assets included in the Trust Estate.

(ii)  Each assessment of compliance provided by a Subservicer pursuant to Section 2.25(i)(1) shall address each of the Servicing Criteria specified in Exhibit 4 hereto on a certification substantially in the form of Exhibit 3 hereto delivered to the Securities Administrator concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 2.25(i)(3) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 2.29.

(iii)  Unless and until a Form 15 Suspension Notice shall have been filed, the Servicer shall provide to the Securities Administrator within (i) five (5) calendar days of the related Payment Date (or if not a Business Day, the immediately preceding Business Day), with respect to any items to be reported on Form 10-D, (ii) within three (3) Business Days after the occurrence of an event requiring disclosure on Form 8-K, and (iii) prior to March 1st of each year with respect to any items to be reported on Form 10-K, in each case as is set forth in Exhibit 5 as the Servicer being the party responsible for providing such information.

(iv)  The Servicer shall indemnify and hold harmless, and cause each Subservicer to indemnify and hold harmless, the Depositor, the Insurer, the Sponsor, the Indenture Trustee, the Securities Administrator and their respective officers, directors, agents and affiliates, and such affiliates’ officers, directors and agents (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Section 2.24 or this Section 2.25, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under Section 2.24 or this Section 2.25, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

Section 2.26  Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Depositor, the Issuer, the Indenture Trustee or the Securities Administrator access to the documentation regarding the HELOCs serviced by the Servicer required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to the documentation will be provided to the Securities Administrator, the Indenture Trustee, the Insurer and any Person identified to the Servicer by the Securities Administrator, the Indenture Trustee, the Insurer without charge, upon reasonable request during normal business hours at the offices of the Servicer.

Section 2.27  Reports and Returns to be Filed by the Servicer.

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 2.28  Subordination of Lien Priority.

(a)  The Servicer shall not consent to the placement of a lien on the Mortgaged Property senior to that of the Mortgage securing the HELOC unless (i) such action is consistent with reasonable commercial practice and (ii) such consent is given in any one of the following situations:

(i)  such Mortgage succeeded to a first lien position after the related HELOC was conveyed to the Issuer and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and both (I) the outstanding principal amount of the mortgage loan secured by such senior lien is no greater than the outstanding principal amount of the first mortgage loan secured by the Mortgaged Property as of the date the related HELOC was conveyed to the Issuer and (II) the updated CLTV of such HELOC is not greater than the CLTV of such HELOC as of the date such HELOC was conveyed to the Issuer; or

(ii)  such senior lien secures a mortgage loan that refinances an existing First Lien and (I) the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing First Lien at the date of such refinancing and (II) the updated CLTV of the applicable HELOC is not greater than the CLTV of such HELOC as of the date such HELOC was conveyed to the Issuer.

(b)  Notwithstanding (a)(i) or (a)(ii) of this section, the Servicer shall not consent to the placement of a lien on the Mortgaged Property senior to that of the Mortgage securing the HELOC if:

(i)  the original term of the new senior lien is greater than the original term of the prior senior lien;

(ii)  the new senior lien is a balloon loan;

(iii)  the new senior lien is a negatively amortizing loan;

(iv)  the new senior lien has a higher coupon than the prior senior lien;

(v)  the new senior lien is a cashout refinancing;

(vi)  the monthly payment on the new senior lien is greater than the monthly payment of the prior senior lien; or

(vii)  the debt to income ratio of the new senior lien is greater than the debt to income ratio of the prior senior lien.

Section 2.29  Sub-Servicing Agreements Between the Servicer and Subservicers.

(a) The Servicer, as servicer, may arrange for the subservicing of any HELOC by a Subservicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such HELOCs in a manner consistent with the servicing arrangements contemplated hereunder. Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac approved mortgage servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through the Servicer or otherwise, the Servicer shall remain obligated and liable to the Issuer, the Indenture Trustee and Securityholders and their successors and assigns for the servicing and administration of the HELOCs in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the HELOCs. Every Sub-Servicing Agreement entered into by the Servicer shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed. All actions of each Subservicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

(b) The Servicer and the Subservicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Insurer without the consent of the Insurer (unless the Policy has been canceled upon the payment in full of the Insured Securities or a Insurer Default has occurred and is continuing); provided, further, that the consent of the Certificate Insurer shall not be required (i) to cure any ambiguity or defect in a Sub-Servicing Agreement, (ii) to correct, modify or supplement any provisions of a Sub-Servicing Agreement, or (iii) to make any other provisions with respect to matters or questions arising under a Sub-Servicing Agreement, which, in each case, shall not be inconsistent with the provisions of this Agreement.

(c) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the HELOCs that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

(d) Notwithstanding the foregoing, the Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer under this Agreement unless the Servicer complies with the provisions of Section 2.34 of this Agreement. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement unless the Servicer complies with the provisions of Section 2.34 of this Agreement.

Section 2.30  Successor Subservicers.

Any Sub-Servicing Agreement shall provide that the Servicer shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related HELOCs or enter into a Sub-Servicing Agreement with a successor Subservicer which qualifies under Section 2.29. Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Servicer without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or any successor to the Servicer) shall, for any reason, no longer be the servicer of the related HELOCs (including termination due to an Event of Default). Notwithstanding the foregoing, the Servicer shall not terminate any Sub-Servicing agreement without the consent of the Insurer.

Section 2.31  No Contractual Relationship Between Subservicer and Issuer.

Any Sub-Servicing Agreement and any other transactions or services relating to the HELOCs involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and neither the Issuer nor the Indenture Trustee shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 2.29.

Section 2.32  Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor servicer pursuant to Section 16 of this Agreement, it is understood and agreed that the Servicer’s rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

The Servicer shall, upon the reasonable request of the Issuer or the Securities Administrator, but at its own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

Section 2.33  Compliance with REMIC Provisions.

The Servicer shall not take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions ” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

Section 2.34  Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (i) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (ii) of this Section.

It shall not be necessary for the Servicer to seek the consent of the Issuer, the Insurer or the Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer, the Insurer or the Depositor to comply with the provisions of this Section and with Sections 2.24 and 2.25 of this Agreement to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Securities Administrator, the Insurer or the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2.24, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.24 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 11.25 as and when required to be delivered.

(ii) It shall not be necessary for the Servicer to seek the consent of the Issuer, the Insurer or the Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Securities Administrator and the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Securities Administrator and the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuer, the Insurer and the Depositor to comply with the provisions of Sections 2.24 and 2.25 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Securities Administrator and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 2.25, in each case as and when required to be delivered.

ARTICLE III

THE SERVICER.

Section 3.01  Indemnification by the Servicer.

The Servicer shall indemnify the Depositor, the Issuer, the Indenture Trustee, the Insurer and the Securities Administrator and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor, the Issuer, the Indenture Trustee and the Securities Administrator may sustain in any way related to the failure of the Servicer to perform its obligations under this Agreement including but not limited to its obligation to service and administer the HELOCs in strict compliance with the terms of this Agreement; except to the extent of such indemnitee’s gross negligence or bad faith.

Section 3.02  Merger or Consolidation of the Servicer.

The Servicer shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the HELOCs, and to enable the Servicer to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a Servicer whose business is the origination and servicing of HELOCs and shall satisfy any requirements of Section 4.03 with respect to the qualifications of a successor to the Servicer.

Section 3.03  Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Insurer, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the HELOCs pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the HELOCs in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Servicer may, with the consent of the Insurer, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Issuer shall be liable, the Servicer shall be entitled to reimbursement therefor from the Trust Estate upon written demand to the Securities Administrator except when such expenses, costs and liabilities are subject to the Servicer’s indemnification under Sections 3.01or 2.25.

Section 3.04  Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except (i) upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer in which event the Servicer may resign as servicer or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor Servicer to the Indenture Trustee, the Securities Administrator and the Depositor in writing and such proposed successor Servicer is reasonably acceptable to the Depositor; and (b) each Rating Agency shall have delivered a letter to the Indenture Trustee, the Securities Administrator and the Depositor prior to the appointment of the successor Servicer stating that the proposed appointment of such successor Servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current ratings of any of the Securities; provided, however, that no such resignation by the Servicer shall become effective until such successor Servicer or, in the case of (i) above, the Securities Administrator shall have assumed the Servicer’s responsibilities and obligations hereunder or the SecuritiesAdministrator shall have designated a successor Servicer in accordance with Section 4.03. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations that survive the resignation or termination of the Servicer, including, without limitation, Sections 4.03. Any determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel obtained at the expense. Any such determination permitting the resignation of the Servicer as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Insurer which Opinion of Counsel shall be in form and substance acceptable to the Insurer and which shall be provided at the cost of the Servicer. No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 4.03.

Section 3.05  No Transfer of Servicing.

With respect to the retention of the Servicer to service the HELOCs during the Preliminary Servicing Period, the Servicer acknowledges that the Issuer has acted in reliance upon the Servicer’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets except in connection with this Agreement.

Section 3.06  Funding of Additional Balances.

With respect to each Draw requested by a Mortgagor after the Cut-off Date, the Servicer shall fund such Draw. Each Draw during the Managed Amortization Period shall first be funded from collections of principal on deposit in the Custodial Account without right of reimbursement therefor. If during the Managed Amortization Period, the aggregate principal amount of all Draws in respect of the HELOCs during a Collection Period exceed the Principal Payment Amount in respect of the HELOCs for the immediately following Payment Date, the Servicer shall fund such Draw with its own funds (such amounts “Additional Balance Advance Amounts”), subject to reimbursement from amounts otherwise payable to the Class N Certificateholders as set forth in Section 5.05 of the Trust Agreement. The Servicer shall deliver to the holder of the Class N Certificate, with a copy to the Securities Administrator, its monthly remittance report, which shall indicate the aggregate Additional Balance Advance Amount funded by the Servicer during such Managed Amortization Period. With respect to each Draw requested by a Mortgagor during the Rapid Amortization Period, the Servicer shall fund such Draw with its own funds, subject to reimbursement from future deposits to the Custodial Account equal to the Servicer Additional Balance Allocation Fraction of the Principal Collections on the HELOCs received during the related Collection Period. Under no circumstances shall the Indenture Trustee, the Securities Administrator or the Issuer be required to fund any such Draws.

ARTICLE IV

DEFAULT.

Section 4.01  Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

(i)  any failure by the Servicer to remit to the Securities Administrator any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the earlier of the Servicer’s actual knowledge or the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Securities Administrator; or

(ii)  failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the earlier of the Servicer’s actual knowledge or the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Securities Administrator or by the Custodian; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)  the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)  the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  the Servicer fails to duly perform, within the required time period, its obligations under Sections 2.24, 2.25 or 2.26 hereof, which failure continues unremedied for a period of three (3) days after the earlier of the Servicer’s actual knowledge or the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the HELOCs pursuant to a securitization of such HELOCs; or

(vii)  the failure of the Servicer Termination Test.

“then, so long as an Event of Default remains unremedied, the Majority Holder may terminate all of the rights and certain obligations of the Servicer under this Agreement and in and to the HELOCs, whereupon the collection and servicing responsibilities of the Servicer shall be transferred to the Securities Administrator or another successor as provided in Section 4.03 of this Agreement; provided, however, that the Securities Administrator or such other successor shall not be liable for acts or omissions of the Servicer or any other prior servicer.

Section 4.02  Waiver of Defaults.

The Majority Holder may waive any default or Event of Default by the Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Securities Administrator that would result in a failure of the Securities Administrator to make any required payment of principal of or interest on the Securities may only be waived with the consent of 100% of the affected Securityholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default (except an Event of Default under Section 15.01(vi)) arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.03  Successor to the Servicer.

In the event that the Securities Administrator is obligated to succeed the Servicer but is unable or unwilling so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a servicer with all licenses and permits required to perform its obligations under this Agreement and having a net worth of at least $50,000,000 and acceptable to the Insurer. Pending that appointment, the Securities Administrator will be obligated to act in such capacity unless prohibited by law; provided, however, that the Securities Administrator shall not be liable for any failure to act in such capacity that results from the act or omission of any predecessor servicer, including, without limitation, any failure of the Servicer or any predecessor servicer to provide information or remit funds when required or any failure by the predecessor servicer to cooperate with a transfer of such servicing responsibilities. The Securities Administrator or other successor servicer will be entitled to receive the same compensation that the Servicer would otherwise have received or lesser compensation as the Indenture Trustee, the Insurer and the Securities Administrator or such successor may agree.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer, the Issuer, the Insurer and to the Indenture Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Custodial Agreement provided, however, that such successor shall not assume, and Servicer shall indemnify such successor for, any and all liabilities arising out of the Servicer’s acts as servicer. Any termination of the Servicer as servicer pursuant to Section 4.01 shall not affect any claims that the Issuer, the Securities Administrator or the Indenture Trustee may have against the Servicer arising prior to any such termination or resignation or remedies with respect to such claims.

The Servicer shall timely deliver to the successor the funds in the Custodial Account, REO Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for amounts the Servicer actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01  Servicer warrants and represents to, and covenants with, the Issuer, the Indenture Trustee, the Insurer and the Securities Administrator as of the date hereof:

(a)  Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service the HELOCs and otherwise to perform its obligations under this Servicing Agreement;

(b)  Servicer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The execution by the Servicer of this Agreement and the consummation of the transactions contemplated by this Agreement is in the ordinary course of Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Servicer’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Servicer or its property is subject. The execution, delivery and performance by Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Servicer. This Agreement has been duly executed and delivered by Servicer, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Servicer, enforceable against Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby;

(d)  There is no action, suit, proceeding or investigation pending or threatened against the Servicer, before any court, administrative agency or other tribunal, which would draw into question the validity of this Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Servicer to perform its obligations under this Servicing Agreement, and the Servicer is solvent;

ARTICLE VI

MISCELLANEOUS.

Section 6.01  Termination of Servicing Obligations.

The respective obligations and responsibilities of the Servicer, as servicer hereunder, shall terminate upon the distribution to the Securities Administrator of the final payment or liquidation with respect to the last HELOC (or advances of same by the Servicer) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last HELOC and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the HELOCs on an earlier date at the option of the Servicer pursuant to Section 8.07 of the Indenture. Upon termination pursuant to this Section, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Issuer's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the HELOCs and related documents, at the Servicer’s sole expense. The Servicer agrees to cooperate with the Securities Administrator, the Indenture Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account, REO Account or Escrow Account or thereafter received with respect to the H

Section 6.02  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a) if to the Issuer:

Citigroup HELOC Trust 2006-NCB1.
390 Greenwich Street
New York, New York 10013

Attn: Mortgage Finance

(b) if to the Servicer:

National City Bank
1900 East Ninth Street
Cleveland, OH 44114

Attn: Russell A. Cronin, Jr., Locator 01-2218

(c) if to the Securities Administrator:

Citibank, N.A.
388 Greenwich St., 14th Floor
New York, New York 10013

(d) if to the Indenture Trustee:
U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

(e) if to the Insurer:
Ambac Assurance Corporation
One State Street Plaza
New York, New York, 10004
Attention: Risk management
Consumer Asset Baked-Securities
Facsimile No.: 212-363-1459
Confirmation No.: 212-668-0340

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt)

Section 6.03  Severability.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any HELOC shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 6.04  Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 6.05  Governing Law.

The Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

Section 6.06  Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by the parties and their respective successors and assigns of the parties hereto.

Section 6.07  Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 6.08  Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 6.09  Nonsolicitation.

The Servicer covenants and agrees that it shall not take any action to solicit the refinancing of any HELOC following the date hereof or provide information to any other entity to solicit the refinancing of any HELOC; provided that, the foregoing shall not preclude the Servicer or any Affiliate of the Servicer from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the HELOC of any Mortgagor who, without solicitation, contacts the Servicer to request the refinancing of the related HELOC.

Section 6.10  General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)  the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)  accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)  references herein to “Articles,” “Sections,” “Sections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Articles, Sections, Sections, Paragraphs and other subdivisions of this Agreement;

(iv)  reference to a Section without further reference to a Section is a reference to such Section as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)  the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)  the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 6.11  Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 6.12  Further Agreements.

The parties hereto each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.13  Entire Agreement.

This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and, except to the extent otherwise set forth in writing, supersedes any prior agreement and understandings with respect to those matters and transactions.

Section 6.14  Third-Party Beneficiaries.

(a)  The Insurer is an express third-party beneficiary of this Agreement.

(b)  The Servicer or the Securities Administrator, as applicable, shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officers’ Certificate, request for consent or request for amendment to any document related hereto promptly upon the Servicer’s or the Securities Administrator’s production or receipt thereof, but only to the extent that such item is required to be delivered to the Insurer hereunder.

The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

Section 6.15  Owner Trustee.

Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or any other Person hereunder or other documents delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement of the Trust.

IN WITNESS WHEREOF, the Servicer, the Issuer the Securities Administrator and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

NATIONAL CITY BANK as Servicer

By:	/s/ Russell Cronin Jr.
Name:	Russell Cronin Jr.
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Clare O’Brien
Name:	Clare O’Brien
Title:	Vice President

CITIGROUP HELOC TRUST 2006-NCB1 Issuer

By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:	/s/ Jeanne M. Oller
Name:	Jeanne M. Oller
Title:	Senior Financial Services Officer

CITIBANK, N.A., Securities Administrator

By:	/s/ Jennifer H. McCourt
Name:	Jennifer H. McCourt
Title:	Vice President

EXHIBIT 1

CUSTODIAL ACCOUNT LETTER AGREEMENT

_______________, 2005

  To:___________________________

(the “Depository”)

As Servicer under the Servicing Agreement, dated as of May 1, 2006, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as “National City Bank, as servicer for U.S. Bank National Association, as indenture trustee for the holders of Citigroup HELOC Trust 2006-NCB1, HELOC-Backed Notes, Series 2006-NCB1.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

National City Bank, Servicer

By:
Name:
Title:
Date:

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

(Depository)

By:
Name:
Title:
Date:

EXHIBIT 2

ESCROW ACCOUNT LETTER AGREEMENT

_______________, 2005

  To:___________________________

(the “Depository”)

As Servicer under the Master Loan Purchase and Servicing Agreement, dated as of March 1, 2006, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as “National City Bank, as servicer for U.S. Bank National Association, as indenture trustee for the holders of Citigroup HELOC Trust 2006-NCB1, HELOC-Backed Notes, Series 2006-NCB1.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

National City Bank, Servicer

By:
Name:
Title:
Date:

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

(Depository)

By:
Name:
Title:
Date:

EXHIBIT 3

FORM OF ANNUAL COMPLIANCE CERTIFICATION

Re: The Servicing Agreement dated as of May 1, 2006, by and among Citigroup HELOC Trust Series 2006-NCB1 (the “Issuer”), Citibank, N.A. (“the “Securities Administrator”), U.S. Bank National Association (the “Indenture Trustee”) and National City Bank, having an office at 1900 E. Ninth Street, Cleveland, Ohio 44114 (the “Servicer”).

I, _____________________________________, the _______________________ of National City Bank and, in such capacity, the officer in charge of the Servicer’s responsibility on Exhibit 4 to the Agreement. I hereby certify to [the Issuer], [the Depositor], [the Indenture Trustee] and the [Securities Administrator], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(i) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all other data, servicing reports, officer’s certificates and other information relating to the performance of the Servicer under the terms of the Agreement and the servicing of the HELOCs by the Servicer during 200[ ] that were delivered to the [Depositor], [Securities Administrator] and [Insurer] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(ii) Based on my knowledge, the reports and information comprising the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by, or the date of such reports or information or the date of this certification;

(iii) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Securities Administrator] [Insurer];

(iv) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(v) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Securities Administrator] [Insurer]. The Servicing Assessment and the Attestation Report cover all items of the servicing criteria identified on Exhibit 4 to the Agreement as applicable to the Servicer. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Securities Administrator] [Insurer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports. The following material instances of noncompliance identified in the Servicing Assessment and the Attestation Report relate to the performance or obligations of the Servicer under the Agreement: ____________ (if none, state “None.”)

Date:

By:
Name:
Title:

EXHIBIT4

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer and any Subservicer shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

[NAME OF SERVICER] [NAME OF SUBSERVICER]

Date:
By:
Name:
Title:

EXHIBIT 5

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section ___.

Under Item 1 of Form 10-D: a) items marked “7.04 statement” are required to be included in the periodic Payment Date statement under Section 7.04 of the Indenture, provided by the Securities Administrator based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 7.04 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

Form	Item	Description	Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Sponsor
10-D		(nominal)
	1	Distribution and Pool Performance Information
Item 1121(a) - Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.		X (7.04 Statement)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.		X (7.04 Statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:		X (7.04 Statement)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.		X (7.04 Statement)
(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
X (7.04 Statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.		X (7.04 Statement)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.		X (7.04 Statement)
		(4) Beginning and ending principal balances of the asset-backed securities.		X (7.04 Statement)
(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
X (7.04 Statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.		X (7.04 Statement)
(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
X (7.04 Statement)
(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.
				X (7.04 Statement)			Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X	X (7.04 Statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X
(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
			X	X (7.04 Statement)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X (7.04 Statement- to the extent the Securities Administrator has actual knowledge of such information or received such information from the servicer)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X (if agreed upon by the parties)			X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.		X (7.04 Statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,					X
information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
			X				X
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
							X	X
		Item 1121(b) - Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).					X
	2	Legal Proceedings
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)						X
		Depositor					X
		Trustee				X
		Issuing entity					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
		Securities Administrator		X
		Originator of 20% or more of pool assets as of the Cut-off Date					X
		Custodian			X
	3	Sales of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	X (with respect to servicing agreement)
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q		X (to the extent the securities administrator has actual knowledge)			X (to the extent it has actual knowledge)
	6	Significant Obligors of Pool Assets
		Item 1112(b) - Significant Obligor Financial Information*					X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold					X
		Requesting required financial information or effecting incorporation by reference					X (direction to Securities Administrator to incorporate insurer financials by reference)
		Item 1115(b) - Derivative Counterparty Financial Information*					N/A
Determining current maximum probable exposure
Determining current significance percentage
Requesting required financial information or effecting incorporation by reference
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported
	9	Exhibits
		Distribution report		X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements					X
8-K
	1.01	Entry into a Material Definitive Agreement
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
			X (to the extent of its actual knowledge)		X (to the extent of its actual knowledge)		X	X (to the extent of its actual knowledge)
	1.02	Termination of a Material Definitive Agreement	X (to the extent of its actual knowledge)		X (to the extent of its actual knowledge)		X	X (to the extent of its actual knowledge)
Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership
Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Securities Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian
			X	X	X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 7.04 statement
X (to the extent of its actual knowledge)
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Indenture		X			X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”					X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]					X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]					X
	6.02	Change of Servicer or Trustee
Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.
			X	X			X
		Reg AB disclosure about any new servicer is also required.	X
		Reg AB disclosure about any new trustee is also required.				X (to the extent required by successor trustee)
		Reg AB disclosure about any new securities administrator is also required.		X
	6.03	Change in Credit Enhancement or Other External Support
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
X
		Reg AB disclosure about any new enhancement provider is also required.					X
	6.04	Failure to Make a Required Distribution		X
	6.05	Securities Act Updating Disclosure
If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.					X
	7.01	Regulation FD Disclosure					X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.					X
	9.01	Financial Statements and Exhibits
10-K
	9B	Other Information
Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) - Significant Obligor Financial Information					X
Item 1114(b)(2) - Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold					X
		Requesting required financial information or effecting incorporation by reference					X (direction to Securities Administrator to incorporate insurer financials by reference)
Item 1115(b) - Derivative Counterparty Financial Information
Determining current maximum probable exposure
Determining current significance percentage
Requesting required financial information or effecting incorporation by reference
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)						X
		Depositor					X
Trustee
		Issuing entity					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
		Securities Administrator		X
		Originator of 20% or more of pool assets as of the Cut-off Date					X
		Custodian			X
Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
		Sponsor (Seller)						X
		Depositor					X
		Trustee				X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
		Securities Administrator		X
		Originator					X
		Custodian			X
		Credit Enhancer/Support Provider					X
		Significant Obligor					X
		Item 1122 - Assessment of Compliance with Servicing Criteria	X	X	X
		Item 1123 - Servicer Compliance Statement	X